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                                                                    Exhibit 10.3

                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of March 30, 2006, by and among WORLD AIRWAYS, INC., a Delaware corporation ("World Airways"), NORTH AMERICAN AIRLINES, INC., a Delaware corporation ("North American"; World Airways and North American, each a "Borrower", and collectively, the "Borrowers"), WORLD AIR HOLDINGS, INC., a Delaware corporation ("Holdings"), WORLD AIRWAYS PARTS COMPANY, LLC, a Delaware limited liability company ("Parts"; Holdings and Parts, each, individually, a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, each, individually, a "Credit Party", and, collectively, the "Credit Parties", which terms shall include any Domestic Subsidiary which becomes a Credit Party pursuant to Section 7.16 of the Credit Agreement referred to below) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent (in such capacity, the "Agent") for the financial institutions from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

          WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (together with all modifications, renewals, extensions, supplements and replacements from time to time, the "Credit Agreement"), among the Borrowers, the Lenders and the Agent, the Lenders have agreed to make Loans and to issue or participate in Letters of Credit upon the terms and subject to the conditions set forth therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Credit Parties shall have executed and delivered this Security Agreement to the Agent for the benefit of the Agent and the Lenders.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.

          (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of Georgia (the "UCC") are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Certificate of Title, Chattel Paper, Commercial Tort Claims, Commodities Intermediary, Consumer Goods, Control, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Homes, Proceeds, Securities Intermediary, Software, Supporting Obligations and Tangible Chattel Paper. For purposes of this Security Agreement, the term "Lender" shall include any Lender or any Affiliate of any Lender which has entered into any Lender Hedging Agreement or any agreement pertaining to Bank Products.

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          (b) In addition, the following terms shall have the following meanings:

          "Aircraft Lease Agreements" means the collective reference to each lease now or hereafter in effect between any Credit Party and any other Person providing for the lease by such Credit Party of any "aircraft" (as defined in the FAA Act) and/or any "engine" (as defined in the FAA Act), each such lease existing on the date hereof (and all amendments thereto) being described on
Schedule 6 hereto.

          "Copyright Licenses" means any written agreement, naming any Credit Party as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement.

          "Copyrights" means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement.

          "FAA" means the Federal Aviation Administration of the United States of America and any successor thereto.

          "Intellectual Property" means all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and all other intellectual property of the Credit Parties.

          "Leased Aircraft" means all aircraft and aircraft engines leased by a Credit Party pursuant to an Aircraft Lease Agreement.

          "Patent License" means all agreements, whether written or oral, providing for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement.

          "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement.

          "Secured Obligations" means (a) all Obligations, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct or contingent, or joint and several and (b) all expenses and charges, legal and otherwise, actually incurred by the Agent and/or the Lenders in collecting or enforcing any Obligations or in realizing on or protecting any security therefor, including without limitation the security afforded hereunder.

          "Securities Account" means an account to which a financial asset is or may be credited in accordance with an agreement under which the person maintaining the account

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undertakes to treat the person for whom the account is maintained as entitled to exercise the rights that comprise the financial asset.

          "Spare Parts" means any "spare part" (as defined in the FAA
Act)(currently defined in 49 U.S.C. Section 40102(a)(43)).

          "Spare Parts Agreement" means an agreement among any Credit Party, the Agent and the lessor under an Aircraft Lease Agreement, containing intercreditor arrangements reasonably acceptable to the Agent including, but not limited to, arrangements allowing the Agent to enter Leased Aircraft or other locations owned or leased by such lessor for the purposes of taking possession of any of such Credit Party's Spare Parts or otherwise enforcing the Agent's security interests in such Spare Parts.

          "Spare Parts Location" means the location of any Spare Part which is identified on Schedule 4(b) as a Spare Parts Location, as amended or otherwise supplemented from time to time by any Credit Party pursuant to the terms of this Security Agreement.

          "Trademark License" means any agreement, written or oral, providing for the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement.

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 6.17 to the Credit Agreement, and (b) all renewals thereof.

          "Work" means any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

     2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Credit Party hereby grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Credit Party in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

          (a) all Accounts;

          (b) all cash and Cash Equivalents;

          (c) all Chattel Paper;

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          (d) those certain Commercial Tort Claims of the Credit Parties in which a Credit Party is the claimant or plaintiff set forth on Schedule 2(d) attached hereto, if any, (as such Schedule may be updated from time to time by the Credit Parties);

          (e) all Copyrights;

          (f) all Copyright Licenses;

          (g) all Deposit Accounts, Collection Accounts, Cash Concentration Accounts, Securities Accounts, and all accounts with Valley National Bank or the United Parcel Service maintained in connection with AMC-related contracts, or otherwise, and any replacement or successor accounts relating thereto;

          (h) all Documents;

          (i) all Equipment;

          (j) all Fixtures;

          (k) all General Intangibles;

          (l) all Goods;

          (m) all Instruments;

          (n) all Inventory;

          (o) all Investment Property;

          (p) all Letter-of-Credit Rights;

          (q) to the extent assignable, all agreements, contracts, leases (excluding Aircraft Lease Agreements and Real Estate leases or usufructs), including, but not limited to, Aircraft Lease Agreements, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by a Credit Party, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of a Credit Party to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of a Credit Party to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of a Credit Party for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of a Credit Party to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (r) all Patents;

          (s) all Patent Licenses;

          (t) all Trademarks;

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          (u) all Trademark Licenses;

          (v) all Software;

          (w) all Spare Parts whether located at a Spare Parts Location or otherwise;

          (x) all Supporting Obligations;

          (y) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (in each instance, to the extent owned by such Credit Party or in which it has an assignable interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (z) all other personal property of any kind or type whatsoever owned by such Credit Party; and

          (aa) to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.

          The Credit Parties and the Agent, for itself and on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Intellectual Property. Any of the foregoing to the contrary notwithstanding, the "Collateral" shall not include, and the security interest granted herein shall not attach to, any asset subject to a rule of law, statute or regulation or of an agreement or any general intangible (including a contract, permit, license or franchise) or a Permitted Lien, where the grant of such security interest would invalidate or constitute a breach or violation of any such rule of law, statute, regulation, agreement or general intangible or agreement or agreements creating or giving rise to such Permitted Lien, provided that the limitation set forth in this sentence shall
(i) exist only for so long as such rule of law, statute, regulation, agreement or general intangible or agreement and the Permitted Lien created therein continue to be effective (and, upon the cessation, termination, expiration of such rule of law, statute, regulation, agreement or general intangible or Permitted Lien, or if any such rule of law, statute or regulation is no longer applicable, the security interest granted herein shall be deemed to have automatically attached to such asset) and (ii) not apply with respect to any asset if and to the extent that the security interest in and to such asset granted in this Security Agreement is permitted under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC.

     3. Provisions Relating to Accounts, Chattel Paper, Contracts and
Agreements.

          (a) Anything herein to the contrary notwithstanding, each of the Credit Parties shall remain liable under each of its Accounts, Chattel Paper, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, subject to all waivers, notice and cure rights and rights to object contained therein. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto), Chattel Paper, contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Agent or any

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     Lender of any payment relating to such Account, Chattel Paper, contract or agreement pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of a Credit Party under or pursuant to any Account (or any agreement giving rise thereto), Chattel Paper, contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), Chattel Paper, contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) To the extent and as provided in the Credit Agreement, at any time and from time to time, the Agent shall have the right, but not the obligation, to make test verifications of the Accounts and the Chattel Paper in any manner and through any medium that it considers advisable, and the Credit Parties shall furnish all such assistance and information as the Agent may require in connection with such test verifications. To the extent and as provided in the Credit Agreement, upon the Agent's request and at the expense of the Credit Parties, the Credit Parties shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. To the extent and as provided in the Credit Agreement, the Agent in its own name or in the name of others may communicate with account debtors on the Accounts and the Chattel Paper to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts and Chattel Paper.

     4. Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent, for the benefit of the Lenders, that until all of the Credit and Collateral Termination Events have occurred:

          (a) Chief Executive Office; Books & Records; Legal Name; State of Formation. Such Credit Party's chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth on Schedule 6.7 to the Credit Agreement (as updated from time to time), and such Credit Party keeps its books and records at such locations. Such Credit Party's exact legal name as registered in its state of formation is as shown in the introductory paragraphs of this Security Agreement, its state of formation is (and for the prior four months has been) the state set forth on Schedule 6.1 to the Credit Agreement, and its organizational number, if any, assigned by such state is set forth on Schedule 6.1 to the Credit Agreement. Such Credit Party has not, in the past four months, changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule 6.8 to the Credit Agreement (as updated from time to time).

          (b) Location of Tangible Collateral. The location of all tangible Collateral owned by such Credit Party (other than rolling stock, goods out for repair, and goods in transit) is as shown on Schedule 6.7 to the Credit Agreement (as updated from time to time). Schedule 4(b) hereto identifies specifically the Spare Parts Location of all Spare Parts.

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          (c) Ownership. Such Credit Party is the legal and beneficial owner of or possesses rights in its Collateral and has the right to pledge, sell, assign or transfer the same.

          (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the Collateral of such Credit Party and, when properly perfected by filing, upon the Agent's obtaining Control of such Collateral or upon compliance with the filing requirements of the FAA Act (or similar law providing for the perfection of a security interest in Spare Parts), shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or through Control under the UCC or by filing this Security Agreement with the FAA, free and clear of all Liens except for Permitted Liens.

          (e) Consents. Except for the filing or recording of UCC financing statements or obtaining Control to perfect the Liens created by this Security Agreement that may be perfected through the filing of a UCC financing statement or obtaining Control, and except for complying with the requirements of the FAA Act (or similar law providing for the perfection of a security interest in Spare Parts), no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Credit Party), is required (except as such have been duly obtained, made or given and are in full force and effect) (i) for the grant by such Credit Party of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Credit Party or
     (ii) for the perfection of such security interest or the exercise by the Agent of the rights and remedies provided for in this Security Agreement, except to the extent required by any Spare Parts Agreement, or other agreements between third party landlords, warehousemen or bailees. with respect to Collateral.

          (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).

          (g) Accounts. With respect to such Credit Party's Accounts: (i) the goods sold, rented or leased, licensed, or assigned and/or services furnished giving rise to each Account and the Chattel Paper are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Agent herein and except for Permitted Liens; (ii) each Account and the papers and documents of the applicable Credit Party relating thereto are, and all Chattel Paper is, genuine and in all material respects what they purport to be; (iii) each Account and all Chattel Paper arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered), leased, licensed, or assigned by such Credit Party or for services actually rendered by such Credit Party to customers, including, but not limited to, any applicable USG Entity, which transaction was conducted in the ordinary course of the Credit Party's business and was completed in accordance with the terms of any documents pertaining thereto; (iv) no Account of such Credit Party is evidenced by any Instrument or Chattel Paper unless such

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     Instrument or Chattel Paper has been endorsed over and delivered to, or submitted to the control of, the Agent at the Agent's request therefore;
     (v) the amount of each Account as shown on the applicable Credit Party's books and records, and on all invoices and statements which may be delivered to the Agent with respect thereto, is due and payable to such Credit Party; (vi) to such Credit Parties' knowledge, the account debtor with respect to each Account and the obligor with respect to all Chattel Paper has the capacity to contract; (vii) to such Credit Party's knowledge, there are no proceedings or actions which are threatened or pending against any account debtor whose business is material to the Credit Parties and their Subsidiaries taken as a whole which are reasonably likely to have a material adverse change in such account debtor's financial condition or the collectibility of Accounts owing by it to the Credit Parties and (viii) no surety bond was required or given in connection with any Account or any Chattel Paper of such Credit Party or the contracts or purchase orders out of which they arose.

          (h) Inventory. To such Credit Party's knowledge, none of such Credit Party's Inventory is held by a third party (other than another Credit Party) pursuant to consignment (other than Spare Parts disposed of in such Credit Party's ordinary course of business), sale or return, sale on approval or similar arrangement. All of each Credit Party's Inventory has been produced in compliance in all material respects with all requirements of the Fair Labor Standards Act.

          (i) Intellectual Property. All representations and warranties contained in Section 6.17 of the Credit Agreement are incorporated herein by reference.

          (j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to such Credit Party's knowledge, complete, valid, and genuine.

          (k) Equipment. With respect to such Credit Party's Equipment: (i) such Credit Party has good title thereto or a leasehold interest therein; and
     (ii) all such Equipment is in normal operating condition and repair and is suitable for the uses to which it is customarily put in the conduct of such Credit Party's business.

          (l) Restrictions on Security Interest. Except as provided in the Credit Agreement, such Credit Party is not party to any license or other agreements which would materially limit the Agent's (or any of the Agent's transferees) right to sell, lease, or otherwise use any Inventory or Equipment upon the Agent's proper exercise of its remedies hereunder and under the other Credit Documents.

          (m) Purchase of Collateral. Within the 12-month period preceding the Closing Date, none of the Credit Parties has purchased any of the Collateral consisting of goods in a bulk transfer or in a transaction which was outside the ordinary course of the business of such Credit Party's seller.

          (n) Certified Air Carriers. World Airways and North American are each air carriers certified under 49 U.S.C. Section 44705 and all Spare Parts used by them are maintained by or on behalf of either World Airways or North American at the Spare Parts

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     Locations identified as such on Schedule 4(b) only (except for Spare Part fly away kits located on Leased Aircraft).

          (o) Spare Parts.

               (i) The ownership, maintenance, operation and other use of each item constituting Spare Parts (i) complies with all applicable airworthiness standards and other requirements of the FAA Act, the FARs and other applicable laws and (ii) is and has been maintained strictly in accordance with an FAA-approved maintenance program (if applicable);

               (ii) All material and necessary approvals, authorizations, consents, licenses, certificates, orders and permits of any Governmental Authority having jurisdiction under any applicable law with respect to such Credit Party's ownership, use, operation and maintenance of any of the Spare Parts have been obtained, and all such approvals, authorizations, consents, licenses, certificates, orders and permits are in full force and effect and constitute sufficient authorization therefor;

               (iii) This Security Agreement is in due form for recording with the FAA in accordance with the FAA Act;

               (iv) Schedule 4(b) hereto, as amended or otherwise supplemented from time to time by any Credit Party, sets forth the Spare Parts Locations of all Spare Parts;

               (v) The Spare Parts are not subject to any Intellectual Property rights of or with any other Person which would require any consent of any third party upon sale or disposition of such Spare Parts or the payment of any monies to any third party upon such sale or other disposition; and

               (vi) Subject to the requirements or limitations set forth in any Spare Parts Agreement, the sale or other disposition of any Spare Parts by the Agent following a Default shall not require the consent of any other Person and shall not constitute a breach or default under any contract or agreement to which such Credit Party is a party or to which such Spare Parts are bound.

          (p) Aircraft Agreements.

               (i) Each Aircraft Lease Agreement in effect on the date hereof and all amendments thereto is described on Schedule 4(p) hereto.

               (ii) Subject to the requirements or limitations set forth in any Spare Parts Agreement, no consent of any party (other than such Credit Party) to any Aircraft Lease Agreement is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement.
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               (iii) Each Aircraft Lease Agreement has been duly authorized, executed and delivered by each of the Credit Party's party thereto, is in full force and effect, and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

               (iv) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any Aircraft Lease Agreement by any Credit Party party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Aircraft Lease Agreement to any limitation, either specific or general in nature.

               (v) There exists no default under or violation of any Aircraft Lease Agreement by any Credit Party party thereto and no waiver of any such default or violation is currently in effect.

               (vi) The right, title and interest of such Credit Party in, to and under the Aircraft Lease Agreements are not subject to any defense, offset, recoupment, counterclaim or claim known to such Credit Party.

               (vii) None of the parties to any Aircraft Lease Agreement is a Governmental Authority.

     5. Covenants. Each Credit Party covenants that, until all of the Credit and Collateral Termination Events have occurred, such Credit Party shall:

          (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, and keep the Collateral free from all Liens, except for Permitted Liens. Such Credit Party shall not sell, exchange, transfer, assign, lease or otherwise dispose of any of the Collateral or any interest therein, except as permitted under the Credit Agreement or the other Credit Documents.

          (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects; not use the Collateral in violation of the provisions of this Security Agreement; not use the Collateral in violation of any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; not permit any Collateral to be or become a fixture to real property unless the Agent has a valid, perfected and first priority security interest for the benefit of the Agent and the Lenders in such real property; and not, without the prior written consent of the Agent, alter or remove any identifying symbol or serial number on its Equipment or, if any, on its Inventory. Without limiting the foregoing, the Credit Parties shall cause to be performed on all Spare Parts all applicable mandatory airworthiness directives, FARs, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Security Agreement.

          (c) Possession or Control of Certain Collateral. If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) if any Collateral shall be stored or shipped subject to a Document or (iii) if any Collateral shall consist of Investment Property in the form of certificated securities, promptly notify the Agent of the existence of such Collateral and, at the request of the Agent, deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Agent, duly endorsed in a manner satisfactory to the Agent (or, with respect to certificated securities, provide duly executed blank stock powers in such form as may be reasonably requested by the Agent), to be held as Collateral pursuant to this Security Agreement. If any Collateral shall consist of Deposit Accounts, Securities Accounts, Chattel Paper in electronic form, Letter-of-Credit Rights or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of uncertificated Investment Property, cause the Securities Intermediary or Commodities Intermediary with respect to such Investment Property to execute and deliver) to the Agent, in accordance with the terms of the Credit Agreement, all control agreements, assignments, instruments or other documents as reasonably requested by the Agent for the purposes of obtaining and maintaining Control of such Collateral, including, but not limited to, Deposit Account Control Agreements and Securities Account Control Agreements.

          (d) Changes in Corporate Structure or Location. Except as otherwise permitted in the Credit Agreement, not, without providing 30 days prior written notice to the Agent, or, with respect to Spare Parts, without satisfying the notice requirements contained in Section 5(i) hereof, and without filing (or confirming that the Agent has filed) such amendments to any previously filed financing statements or filings with the FAA as the Agent may require, (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation, (iii) change its registered corporate name, (iv) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 6.7 to the Credit Agreement or (v) change the location of its Collateral from the locations set forth for such Credit Party on the reports provided pursuant to Section 7.2 of the Credit Agreement (except for Spare Part fly away kits stored on Leased Aircraft).

          (e) Inspection. Allow the Agent or its representatives to visit and inspect the Collateral as set forth in Section 7.7 of the Credit Agreement. The Credit Parties shall be responsible for all required inspections of Spare Parts and licensing or re-licensing of the same in accordance with all applicable FAA and other governmental requirements. All inspections, maintenance, modifications, repairs, and overhauls of any Spare Parts shall be performed by personnel authorized by the FAA to perform such services to the extent required under the FAA Act.

          (f) Perfection of Security Interest. Such Credit Party hereby authorizes the Agent to prepare and file such financing statements (including continuation statements and in lieu statements) or amendments thereof or supplements thereto, FAA filings or registrations or amendments thereof or supplements thereto, including, but not limited to, filing a copy of this Security Agreement with the FAA in Oklahoma City, Oklahoma (or at such other office as the FAA may designate), or other instruments as the Agent may from time to time deem necessary or appropriate to perfect and maintain the security interests granted hereunder in accordance with the UCC and/or the FAA Act, subject to Permitted Liens, to ensure the first priority of such security interests. Any financing statement or FAA filing or registration filed by the Agent may contain a general description of the collateral covered thereby, as permitted by the UCC and/or the FAA Act, which states that the security interest attaches to all personal property or to all assets, and, in the case of an FAA filing, all Spare Parts located at a specified Spare Parts Location, of the debtor. Such Credit Party shall from time to time upon request by the Agent also execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request, except that no title certificates are required to reflect a Lien in favor of the Agent) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure the Agent that its security interests hereunder are perfected and, subject to Permitted Liens, of the first priority, including, without limitation, (A) such financing statements (including continuation statements and in lieu statements) or amendments thereof or supplements thereto, FAA filings or registrations or amendments thereto or supplements thereof, or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder and to ensure the first priority (subject to Permitted Liens) thereof in accordance with the UCC and/or the FAA Act, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule 5(f)(i) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. In the event for any reason the law of any jurisdiction other than Georgia or the United States (with respect to Spare Parts) becomes or is applicable to the Collateral of any Credit Party or any part thereof, or to any of the Secured Obligations, such Credit Party agrees from time to time upon request of the Agent to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent and the first priority thereof (subject to Permitted Liens) under the law of such other jurisdiction (and, if such Credit Party shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Credit Party pursuant to the power of attorney granted hereinabove). Such Credit Party agrees to mark its books and records, or, if such books and records are in electronic form, note electronically within such books and records in a manner sufficient, to reflect the security interest of the Agent in the Collateral.

          (g) Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Credit Party, (i) notify the Agent of such possession, (ii) notify such Person of the Agent's security interest for the benefit of the Agent and the Lenders in such Collateral, (iii) instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions and (iv) obtain (or, use commercially reasonable efforts to obtain) an Acknowledgment Agreement from such Person; provided that, if any Spare Parts are in the possession or control of a warehouseman, bailee or any Agent or processor, such Credit Party shall comply with Section 5(i) below.

          (h) Treatment of Accounts. (i) Comply with all provisions of the Credit Agreement relating to the establishment and maintenance of the Collection Accounts and the Cash Concentration Accounts, (ii) comply with all reporting requirements set forth in the Credit Agreement with respect to Accounts, (iii) not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of such Credit Party's business, (iv) maintain at its principal place of business a record of Accounts consistent with its customary business practices, (v) upon the occurrence and during the continuation of any Event of Default, set aside and hold as trustee for the Agent any merchandise which is returned by a customer or account debtor or otherwise recovered. Unless and until an Event of Default occurs and is continuing, such Credit Party may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted and otherwise for amounts and on terms which such Credit Party in good faith considers advisable. However, upon the occurrence of any Event of Default and during the continuation thereof, if so instructed by the Agent, such Credit Party shall settle and adjust disputes and claims, at no expense to the Agent, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by such Credit Party without the Agent's consent. The Agent may (but shall not be required to), at all times upon the occurrence of any Event of Default and during the continuation thereof, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

          (i) Covenants relating to Spare Parts.

               (i) Except as provided in this paragraph and Section 5(i)(ii) below, neither move nor relocate any Collateral constituting Spare Parts from any Spare Parts Location to any other location that is not a Spare Parts Location (each such location, a "Non-Designated Location"), provided that any Credit Party may move or otherwise relocate such Spare Parts to a Non-Designated Location only to the extent and for so long as such parts are (i) located in or on Leased Aircraft subject to a Spare Parts Agreement or with respect to which such Credit Party at the request of the Agent with reasonable promptness of such request, commences and uses commercially reasonable efforts to obtain an acceptable Spare Parts Agreement, or (ii) if not on a Leased Aircraft, at a location tracked on the report delivered pursuant to
          Section 7.2 of the Credit Agreement, subject to the Credit Party's obligation under subsection (ii) below. The Collateral constituting Spare Parts shall be maintained by or on behalf of World Airways or North American at all times.

               (ii) Upon (i) any Credit Party's acquiring rights after the date hereof in or to any Collateral constituting Spare Parts which are at such time located or intended to be located at any Non-Designated Location or (ii) the movement of any Collateral constituting Spare Parts to any Non-Designated Location (except, in any such instances under clauses (i) or (ii), as may otherwise be expressly permitted in
          Section 5(i)(i) above), such Credit Party shall, to the extent not otherwise provided in the reports delivered to the Agent pursuant to
          Section 7.2 of the Credit Agreement, promptly execute and deliver to the Agent a written notice in form and substance reasonably satisfactory to the Agent (containing a written acknowledgment signature block for the Agent) describing in reasonable detail such event, the Credit Party acquiring such Spare Parts (if applicable), such Spare Parts and such Non-Designated Location (each such notice, an "Additional Spare Parts Location Notice") and, upon receipt and acknowledgment by the Agent of the report delivered pursuant to
          Section 7.2 or any Additional Spare Parts Location Notice, (x) each Non-Designated Location specified therein shall be (and shall be deemed to be) a "Spare Parts Location" (as defined in this Security Agreement) in all respects and for all purposes and (y) Schedule 4(b) to this Security Agreement shall be (and shall be deemed to be) amended and supplemented in all respects to include such Non-Designated Location as a Spare Parts Location thereunder, all without further action of any other Person. Such Credit Party shall, in addition to executing and delivering any agreement, instrument or document and taking such other action required under or requested by the Agent in accordance with this Security Agreement, execute and deliver to the Agent, in each case in form and substance reasonably satisfactory to the Agent, (1) a supplement so as to provide, upon the filing of such supplement with the FAA, the Agent with a first priority perfected Lien in and to any Spare Parts kept at any such Spare Parts Location (each such supplement, a "Supplement") and (2) any other agreement, instrument or document evidencing any amendment or supplement to Schedule 4(b), including, but not limited to, as required by Section 5(g) hereto, in respect of (i) the report provided pursuant to Section 7.2, or (ii) any Additional Spare Parts Location Notice.

               (iii) Upon any Credit Party becoming aware of the assignment of an Aircraft Lease Agreement by the lessor thereunder, such Credit Party shall promptly notify the Agent of such assignment and shall provide the Agent with the name and address of the assignee of such Aircraft Lease Agreement.

          (j) Covenants Relating to Inventory.

               (i) Maintain, keep and preserve its Inventory in usable condition at its own cost and expense, in accordance with the provisions of the Credit Agreement.

               (ii) Comply with all reporting requirements set forth in the Credit Agreement with respect to Inventory.

          (k) Covenants Relating to Copyrights.

     Unless such Credit Party believes it is necessary or appropriate in the prudent conduct of its business to do or not do any such thing:

               (i) Employ the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

               (ii) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Agent promptly if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Credit Party's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Credit Party including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Agent of any material infringement of any material Copyright of such Credit Party of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

               (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of such Credit Party hereunder.

          (l) Covenants Relating to Patents and Trademarks.

               Unless such Credit Party believes it is necessary or appropriate in the prudent conduct of its business to do or not do any such thing:

               (i) (A) Continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated and (F) do or cause to be done all other things necessary to preserve and keep in full effect all Trademarks material to the conduct of such Credit Party's business.

               (ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

               (iii) Promptly notify the Agent if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Credit Party's ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

               (iv) Whenever such Credit Party, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Credit Party shall report such filing to the Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, such Credit Party shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of such Credit Party relating thereto or represented thereby.

               (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

               (vi) Promptly notify the Agent and the Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

               (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of such Credit Party created hereunder or under any other Credit Document.

          (m) New Patents, Copyrights and Trademarks. Quarterly, within five (5) Business Days after the last day of each fiscal quarter, provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may request in a form acceptable to the Agent and such Credit Party and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

          (n) Commercial Tort Claims; Notice of Litigation. (i) Quarterly, within five (5) Business Days after the last day of each fiscal quarter, forward to the Agent written notification of any and all Commercial Tort Claims, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by such Credit Party and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Agent's security interest in any Commercial Tort Claims.

          (o) Bank Accounts. At all times, maintain the Collection Accounts and the Cash Concentration Accounts and any replacement or successor accounts relating thereto in accordance with the terms of the Deposit Account Control Agreements and the Credit Agreement, as applicable, and cause all amounts received by such Credit Party to be deposited into the applicable Collection Account or Cash Concentration Account, as the case may be, and to be applied as set forth in the applicable Deposit Account Control Agreement and the Credit Agreement, as appropriate. All amounts on deposit in the Collection Accounts, the Cash Concentration Accounts and any replacement or successor account relating thereto shall be subject to the Lien of the Agent hereunder.

          (p) Insurance. Insure, repair and replace the Collateral of such Credit Party as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Agent hereunder and shall be applied by the Agent or retained by such Credit Party as provided in the Credit Agreement.

          (q) Covenants Relating to the Assigned Agreements.

               (i) Upon the reasonable request of the Agent, such Credit Party shall, at its expense, (A) furnish to the Agent copies of all material notices, requests and other documents received by such Credit Party under or pursuant to the material Assigned Agreements, and such other material information and reports regarding the Assigned Agreements and
          (B) upon the occurrence of and during the continuance of an Event of Default, make to any other party to any Assigned Agreement such demands and requests for information and reports or for action as such Credit Party is entitled to make thereunder.

               (ii) Unless such Credit Party believes it is necessary or appropriate in the prudent conduct of its business, such Credit Party shall not (A) cancel or terminate any Assigned Agreement of such Credit Party or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of such Credit Party or give any consent, waiver or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of such Credit Party; or (D) take any other action in connection with any Assigned Agreement of such Credit Party which would impair the value of the interest or rights of such Credit Party thereunder or which would impair the interests or rights of the Agent.

     6. Special Provisions Relating to Accounts. Anything herein to the contrary notwithstanding, as amongst the Agent, the Lenders and the Credit Parties, each of the Credit Parties shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of a Credit Party under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     7. Special Provisions Regarding Inventory.

          (a) Notwithstanding anything to the contrary contained in this Security Agreement, each Credit Party may, unless and until an Event of Default occurs and is continuing and the Agent instructs such Credit Party otherwise, without further consent or approval of the Agent, use, consume, sell, rent, lease and exchange the Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

          (b) Upon the Lenders' making any Loan pursuant to the Credit Agreement or the Issuing Bank issuing any Letter of Credit pursuant to the Credit Agreement, each Credit Party shall be deemed to have warranted, subject to any limitations set forth in the Credit Agreement, that all warranties of such Credit Party set forth in this Security Agreement with respect to its Inventory are true and correct in all material respects with respect to such Inventory, including without limitation that such Inventory is located at a location set forth on Schedule 6.7 to the Credit Agreement.

     8. Performance of Obligations; Advances by Agent. On failure of any Credit Party to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may (but shall have no obligation to do so) expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums (upon prior written notice to the applicable Credit Parties), the payment of any taxes (except to the extent such payment is being contested in good faith by a Credit Party in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP), a payment to obtain a release of a Lien or potential Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim (other than a Permitted Lien) and all other expenditures which the Agent or the Lenders may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Credit Parties on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate set forth in Section 4.2 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Credit Party, and no such advance or expenditure therefor, shall relieve the Credit Parties of any default under the terms of this Security Agreement, the other Credit Documents or any Lender Hedging Agreement or any agreement pertaining to Bank Products. The Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Credit Party in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     9. Events of Default.

          An Event of Default under the Credit Agreement shall be an Event of Default hereunder (an "Event of Default").

     10. Remedies.

          (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents, or (as to any Lender or its affiliate that is party thereto) in any Lender Hedging Agreement or in any agreement pertaining to Bank Products or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral) the rights and remedies of a secured party under the FAA Act, and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises (including, but not limited to, Leased Aircraft, subject to the provisions of any Spare Parts Agreements then in effect) on which any of the Collateral may be located and, without resistance or interference by the Credit Parties, take possession of the Collateral, (ii) dispose of any Collateral on any such premises (including, but not limited to, Leased Aircraft, subject to the provisions of any Spare Parts Agreements then in effect), (iii) require the Credit Parties to assemble and make available to the Agent at the expense of the Credit Parties any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, subject to the provisions of any Spare Parts Agreements then in effect, (iv) remove any Collateral from any such premises (including, but not limited to, Leased Aircraft, subject to the provisions of any Spare Parts Agreements then in effect) for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Credit Parties hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. Neither the Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral shall be considered to affect the commercial reasonableness of such sale, except to the extent required by law. In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Credit Parties shall pay the Agent and each of the Lenders all costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees actually incurred and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Credit Parties concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under any bankruptcy, insolvency or similar law. To the extent the rights of notice cannot be legally waived hereunder, each Credit Party agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Credit Parties in accordance with the notice provisions of Section 14.4 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Agent and any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Credit Parties hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

          (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, the Agent shall have the right to (i) enforce any Credit Party's rights against any account debtors and obligors on such Credit Party's Accounts (ii) notify (or cause its designee to notify) any Credit Party's customers and account debtors that the Accounts of such Credit Party have been assigned to the Agent or of the Agent's security interest therein, (iii) (either in its own name or in the name of a Credit Party or both) demand, collect, receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and (iv) in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Credit Party acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Credit Party shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Credit Party for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. The Agent shall have no obligation to apply or give credit for any item included in proceeds of Accounts or other Collateral until the applicable Collection Bank has received final payment therefor at its offices in cash. However, if the Agent does permit credit to be given for any item prior to a Collection Bank receiving final payment therefor and such Collection Bank fails to receive such final payment or an item is charged back to the Agent or any Collection Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such Collection Accounts, together with interest thereon at a rate per annum equal to the Default Rate set forth in Section 4.2 of the Credit Agreement. Each Credit Party hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or actually incurred by the Agent or the Lenders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents or an Indemnified Party's breach of this Security Agreement or any Credit Documents in any material respect. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Credit Party, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto. The Agent shall have no liability or responsibility to any Credit Party for a Collection Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance (it being understood that this sentence shall in no way affect the liability or responsibility of any such Collection
     Bank).

          (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Agent shall have the right to enter and remain upon the various premises (including, but not limited to, Leased Aircraft, but subject to the provisions of any applicable Spare Parts Agreements) of the Credit Parties without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Credit Parties for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, but subject to the provisions of any applicable Spare Parts Agreements, in order to effectively collect or liquidate such Collateral. If the Agent exercises its right to take possession of the Collateral, each Credit Party shall also at its expense perform any and all other steps reasonably requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining inventory records.

          (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Lender Hedging Agreement or any agreement pertaining to Bank Products or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder and other than the breach of this Security Agreement or any other Credit Documents in any material respect. The rights and remedies of the Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

          (e) Retention of Collateral. The Agent may, after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in full or partial satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Credit Parties shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate set forth in Section 4.2 of the Credit

     Agreement, together with the costs of collection and the reasonable fees of any attorneys actually incurred employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Credit Parties or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          (g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and personal property owned by a Credit Party), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Lender Hedging Agreement or agreement pertaining to Bank Products (to the extent the obligations of such Credit Party thereunder constitute Secured Obligations).

     11. Rights of the Agent.

          (a) Power of Attorney. Each Credit Party hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Credit Party, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of
     Default:

               (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

               (iv) to receive, open and dispose of mail addressed to a Credit Party and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Credit Party, or securing or relating to such Collateral, on behalf of and in the name of such Credit Party;

               (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

               (vi) to adjust and settle claims under any insurance policy relating thereto;

               (vii) to execute and deliver all assignments, conveyances, statements, financing statements, continuation financing statements, FAA filings or registrations, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

               (viii) to institute any foreclosure proceedings that the Agent may deem appropriate; and

               (ix) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable until all Credit and Collateral Termination Events have occurred. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct or breaches of this Security Agreement or any other Credit Documents in any material respect. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

          Assignment by the Agent. Subject to the terms of the Credit Agreement, the Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

          (b) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Credit Parties shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Credit Parties. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

     12. Application of Proceeds. Any amounts on deposit in the Collection Accounts, the Cash Concentration Accounts, or any other deposit account over which the Agent has Control, and any replacement or successor accounts relating thereto, as applicable, shall be applied by the Agent in accordance with the terms of the Credit Agreement and the Deposit Account Control Agreement relating thereto. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 2.8 of the Credit Agreement, and each Credit Party irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Credit Parties agree to promptly pay upon demand any and all such reasonable costs and expenses of one counsel representing the Agent or following the occurrence and during the continuance of an Event of Default counsel for the Agent and the Lenders, actually incurred, all of which costs and expenses shall constitute Secured Obligations hereunder.

     14. Continuing Agreement.

          (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Credit and Collateral Termination Events have occurred. Upon the occurrence of all of the Credit and Collateral Termination Events, this Security Agreement shall be automatically terminated and, subject to the provisions of Section 14(b) below, all Liens hereunder released and the Agent shall, upon the request and at the expense of the Credit Parties, forthwith release all of its liens and security interests hereunder and shall execute, if necessary, and deliver all UCC termination statements and/or other documents reasonably requested by the Credit Parties evidencing such termination and release. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) actually incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     15. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 14.9 of the Credit Agreement.

     16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each of the parties hereto, and their respective successors and assigns as permitted under the Credit Agreement, and shall inure, together with all rights and remedies of each of the parties hereto and their respective permitted successors and assigns; provided, however, that none of the Credit Parties may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Credit Party hereby releases the Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of or breach of this Security Agreement in any material respect by the Agent or such Lender or their respective officers, employees and agents.

     17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 14.4 of the Credit Agreement.

     18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

     19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

     20. Governing Law; Submission to Jurisdiction and Service of Process; Arbitration. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF. The terms of Sections 14.2 and 14.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

     21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR AND THE AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY

JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS SECURITY AGREEMENT, THE CREDIT DOCUMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

     22. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     23. Entirety. This Security Agreement, the other Credit Documents, the Lender Hedging Agreements and the agreements pertaining to Bank Products represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Lender Hedging Agreements, the agreements pertaining to Bank Products or the transactions contemplated herein and therein.

     24. Survival. All representations and warranties of the Credit Parties hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Lender Hedging Agreements or any agreement pertaining to Bank Products, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

     25. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent at the direction of the Required Lenders, may be exercised by the Required Lenders.

     26. Marshalling. Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Secured Obligations.

                  [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:                               WORLD AIR HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WORLD AIRWAYS, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NORTH AMERICAN AIRLINES, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WORLD AIRWAYS PARTS COMPANY, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Accepted and agreed to as of the date first above written.

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------